==========================================================================


                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549


                                FORM 8-K


                              CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  October 15, 1998


                          R&B FALCON CORPORATION
          (Exact name of registrant as specified in its charter)



            Delaware                1-13729              76-0544217
        (State or other          (Commission          (I.R.S. Employer
        jurisdiction of          File Number)       Identification No.)
         incorporation)



                  901 Threadneedle, Houston, TX   77079
          (Address of principal executive offices)   (Zip Code)


     Registrant's telephone number, including area code  (281) 496-5000


===========================================================================


Item 5. Other Events
--------------------



R&B Falcon intends to file a registration statement under the Securities Act of 1933 in November 1998 for up to $300 million of trust preferred securities. The offering will be made only by means of a prospectus. The proceeds of the proposed will be used for general corporate purposes.




                           SIGNATURE
                           ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                R&B FALCON CORPORATION



                                By /s/R. F. Fulton
                                   ------------------------
                                   R. F. Fulton
                                   Executive Vice President



Dated: October 16, 1998